                                                                    EXHIBIT 99.1

CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED BALANCE SHEET
CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                          MARCH 2002

                                                            Ending Balance
                                                                3/31/02
                                                            --------------

ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                  12,768,827
     Accounts receivable                                           897,057
     Inventories                                                         -
     Prepaid expenses and other current assets                     376,079
                                                            --------------
               Total current assets                             14,041,963

Net property, plant and equipment                                  487,725

Other assets                                                     7,776,563
                                                            --------------
                                                                22,306,251
                                                            ==============



LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIENCY)
Current liabilities:

     Credit facility                                                     0
     Current portion long-term debt                             74,265,000
     Accounts payable                                           34,923,382
     Accrued expenses                                           17,015,400
     Income taxes payable                                        6,338,883
                                                            --------------
          Total current liabilities                            132,542,665

Current assets in excess of reorganization value                21,815,157


Stockholders' equity (deficiency):
     Common stock                                               17,553,048
     Additional paid in capital                                  4,436,788
     Unearned compensation                                        (100,971)
     Retained deficit                                         (153,461,839)
     Cumulative currency translation adjustment                   (478,597)
                                                            --------------
           Total stockholders' equity (deficiency)            (132,051,571)
                                                            --------------
                                                                22,306,251
                                                            ==============

CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED INCOME STATEMENT
CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
                        MARCH 2002

                                                           -----------------------------------------
                                                                                       15 Months
                                                            Month of Mar. 2002      Jan '01-Mar '02
                                                           -----------------------------------------
Net revenue                                                                              65,869,367
Cost of sales                                                                            51,968,750
                                                           ----------------------------------------
Gross profit                                                                 -           13,900,617

Selling, general and administrative expenses                           168,656           20,143,592
Royalty income                                                               -            5,478,479
Restructuring and other unusual charges                                 50,827            4,130,012
                                                           ----------------------------------------

Earnings from operations                                              (219,483)          (4,894,508)

Interest expense                                                       399,888           15,319,988
Other (income) expense, net                                             64,705          (27,968,842)
                                                           ----------------------------------------

Net income before income tax                                          (684,076)           7,754,346

Income tax expense                                                           -              992,535
                                                           ----------------------------------------

Net income                                                            (684,076)           6,761,811
                                                           ========================================

CVEO Corporation f/k/a Converse Inc.
Shedule of Cash Receipts & Disbursements Form MOR1
$=thousands

                                     -------------------------------------------
                                     Prior Month  Actual         Total
                                     Cumulative   3/1/02-3/31/02 Cumulative
CASH RECEIPTS:
Domestic Accounts                       33,502                        33,502
Outlet Stores                            4,740                         4,740
Int'l Distributors                      15,747                        15,747
Royalty Receipts                         3,989                         3,989
Auction Fixed Assets                     1,026                         1,026
Interest Receipts                          393                20         413
Other Receipts                           2,242               156       2,398

   TOTAL RECEIPTS                       61,639               176      61,815

DISBURSEMENTS:
Accounts Payable
   Raw Material                            389                           389
   Duties/Customs                        2,124                         2,124
   Other Disbursements                  10,020               165      10,185
   Traffic                               1,321                         1,321
   Advertising/Mktg                        384                           384
   Player Contracts                        101                           101
   Rent                                    778                           778
   Capital Expenditures                      -                             -
   Float Adjustment                                                        -
                                                                           -
Total Accounts Payable                  15,117               165      15,282
                                                                           -
Foreign Fnshd Gds-L/C                   19,453                        19,453
Payroll/Benefits                        11,752               120      11,872
Tax Payments                             3,947                         3,947
Japan                                      132                           132
Singapore                                  219                           219
Other                                    2,858                         2,858
Restructuring Fees                       4,861                42       4,903

   TOTAL CASH DISBURSEMENTS             58,339               327      58,666
--------------------------------------------------------------------------------
NET CASH REC/DSB
BEFORE BA FIN                            3,300              (151)      3,149
--------------------------------------------------------------------------------

ADD  BA FINANCING                       16,212                        16,212
LESS BA MATURITY                        26,912                        26,912

--------------------------------------------------------------------------------
NET CASH REC/DSB                        (7,400)             (151)     (7,551)
--------------------------------------------------------------------------------

Proceeds Sale of Assets                 93,750                        93,750
                                          (566)                         (566)

INTEREST/FEES;
   BANKS                                 1,685                         1,685
   NOTEHOLDERS                           1,965                         1,965
   CONVERTIBLE NOTES                                                       -
   DIP FEE                                 643                           643
                                                                           -
BT Loan Payoff                          37,039                        37,039
Secured Notes Payoff                    29,713                        29,713
REVOLVER BALANCE                             -                             -
NET CASH ACTIVITY                       17,067              (151)     16,916

LETTERS OF CREDIT
          ADD:                            9,686                         9,686
          SUBTRACT:                      19,450                        19,450
TOTAL L/C                                (3,710)                       (3,710)


BA REFINANCING
          ADD:                           16,212                        16,212
          SUBTRACT:                      53,348                        53,348
TOTAL B/A REFINANCING                         -                             -

STANDBY L/C                                 919                           919

TOTAL LINE UTILIS./CASH BALANCE          12,438         12,287         12,287
                                       ---------------------------------------